AMENDMENT NO. 1 TO $500,000
                            12% CONVERTIBLE DEBENTURE

     THIS AMENDMENT NO. 1 TO $500,000 12% CONVERTIBLE DEBENTURE is made and entered into this 23rd day of March, 1999, by and between FRONTEER FINANCIAL HOLDINGS, LTD. ("Corporation") and HENG FUNG FINANCE COMPANY LIMITED ("Holder").

R E C I T A L S

A. The Corporation granted a convertible debenture to Holder dated September 25, 1998, which is attached hereto as Exhibit A and incorporated herein by reference ("Original Debenture").

B.   The Corporation and the Holder desire to amend the Original Debenture.

C. Terms in this amendment that are capitalized but are not defined shall have the same meanings as they have in the Original Debenture.

     NOW THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto do hereby agree as follows:

     1. Amendment. The Maturity Date shall be extended from March 24, 1999 to March 24, 2000.

     2. Fee. In consideration of the extension of the Maturity Date, the Corporation shall pay to the Holder, $25,000 in the form of 44,092 shares of common stock of the Corporation. This agreement shall be deemed to be effective March 24, 1999.

     3. Confirmation of Terms of Original Debenture. In all other respects the Original Debenture, shall remain unaffected, unchanged and unimpaired by reason of the foregoing amendment.

     IN WITNESS WHEREOF, the parties have caused this agreement to be made effective on the day and year first above written.

                                CORPORATION:

                                FRONTEER FINANCIAL HOLDINGS, LTD.,
                                a Colorado corporation

                                By:  /s/ Gary L. Cook
                                    -------------------------------------
                                    Gary L. Cook, Secretary and Treasurer


                                HOLDER:

                                HENG FUNG FINANCE COMPANY LIMITED.,
                                a Hong Kong corporation


                                By:     /s/ Fai H. Chan
                                     ------------------------------------
                                Its:  Managing Director





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